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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 24, 1997


                             CARLYLE GOLF, INC.
           (Exact Name of Registrant as Specified in its Charter)




      COLORADO                    0-24160              84-1218066
(State of Incorporation)     (Commission File       (IRS Employer ID
                                  Number)                Number)




                       10550 East 54th Avenue, Unit E
                           Denver, Colorado  80239
                  (Address of Principal Executive Offices)



                               (303) 371-2889
                       (Registrant's Telephone Number)


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Item 2. Acquisition or Disposition of Assets

     On January 24, 1997, the Registrant, Carlyle Golf, Inc. (the "Company"), acquired substantially all of the assets of Star Point Enterprises, Inc. d/b/a Pro-Line Cap Company of Fort Worth, Texas ("Star Point"), a producer of high quality sized and adjustable athletic and golf headwear, pursuant to an Asset Purchase Agreement effective December 31, 1996 by and among the Company, Star Point and Laurence H. Anton ("Mr. Anton"), the President and sole shareholder of Star Point (the "Asset Purchase Agreement"). The purchase price for the acquired assets pursuant to the Asset Purchase Agreement totaled approximately $6.0 million, including approximately $4.8 million for certain assets necessary for the Company to operate the Star Point business (the "Transferred Assets"), approximately $600,000 for the purchase of the building located at 8224 White Settlement Road, Fort Worth, Texas, from Shirley G. Anton and Mr. Anton (collectively, the "Building Owner") and $325,008 payable to Mr. Anton for consulting services to be provided over three years. In connection with the acquisition, the Company also entered into lease agreements for properties located at 8314 White Settlement Road and 512 Jennings, both in Fort Worth, Texas.

     Payment of the purchase price for the Transferred Assets consisted of the assumption of certain liabilities totaling approximately $3.0 million; the assumption and simultaneous conversion of certain current and long-term debt totaling $976,489 into 976,489 shares of the Company's Convertible Preferred Stock pursuant to that certain Debt Conversion and Registration Rights Agreement effective December 31, 1996 by and among the Company, Star Point, Mr. Anton and the Building Owner (the "Registration Rights Agreement"); and the issuance of 322,375 shares of the Company's Common Stock to Star Point with an agreed upon value of $670,540, or $2.08 per share (representing the average of the closing ask price of the Common Stock for the ten (10) trading days beginning five (5) trading days prior to January 9, 1997). The payment of approximately $600,000 to the Building Owner consisted of the issuance of a secured promissory note in the principal amount of $223,421 and the issuance of 343,943 shares of the Company's Convertible Preferred Stock. The Company's Convertible Preferred Stock is convertible into Common Stock of the Company at a rate of .4 shares of Common Stock for each share of Preferred Stock converted, subject to certain adjustments.

     In connection with the acquisition, Star Point loaned to the Company the sum of $1,243,000, and the Company agreed to use its best efforts to obtain additional capital financing and to repay this loan.

     The Company has entered into an agreement with Mr. Anton pursuant to which Mr. Anton will render certain consulting services to the Company for a period of three years following the acquisition, which will be paid in 36 monthly installments of $9,028. Mr. Anton's consulting fees are included in the total consideration for the acquisition. Mr. Anton also received from the Company a five-year option to purchase 200,000 shares of the Company's Common Stock at a strike price of $2.08 (the "Option").

     For accounting purposes certain of the above amounts indicated for consideration are subject to adjustment upon valuation of the Common and Preferred Stock and of the Option granted to Mr. Anton based on purchase accounting guidelines.

     The holders of the Option, Common Stock and Convertible Preferred Stock issued in connection with this transaction are entitled to certain registration rights pursuant to the Registration Rights Agreement.

     The terms of the acquisition resulted from arms-length negotiations between representatives of Star Point and the Company. Among the factors considered by both parties in establishing the terms, including the consideration to be paid, were the financial and operating performance and prospects of the two companies. The Company engaged an investment banking firm, The Wallach Company ("TWC"), to provide financial advisory services in connection with the transaction. TWC assisted the Company in determining an appropriate structure and purchase price to pay for the acquisition of Star Point.

     To the knowledge of the Company, prior to the acquisition, no director, officer or affiliate of the Company or any associates of any such director, officer or affiliate, had any material relationship with Star Point.

     The assets acquired by the Company have been used by Star Point in the manufacture, marketing and sale of high quality sized and adjustable athletic and golf headwear. Prior to the acquisition, Star Point sold its line of traditional and contemporary headwear styles into the licensed products, college, team dealer, corporate and golf markets. The Company will continue producing headwear in the acquired facilities under the Pro-Line name for customers across the United States. In addition, the Company plans to expand Pro-Line's golf market segment to complement its own men's apparel line which currently includes knit, woven and wind shirts, shorts and sweaters all sold under the Carlyle(TM) label, and to serve its existing customer base, which includes resorts, on-course golf pro shops, major golf tournament events and corporations.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of business acquired.

          It is impracticable to provide the financial statements required pursuant to Regulation S-X relating to Star Point at the time this report is filed. Such required financial information will be filed as an amendment to this Form 8-K as soon as practicable but not later than April 11, 1997.

     (b)  Pro Forma Financial information.

          It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X relative to the Company's acquisition of certain assets of Star Point at the time this report is filed. Such pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable but not later than April 11, 1997.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement dated as of December 31, 1996 among Laurence H. Anton, Star Point Enterprises, Inc., and the Company filed as Exhibit 10.1 to Schedule 13D for Star Point Enterprises, Inc. and Laurence H. Anton filed February 3, 1997 and incorporated herein by reference.

          4.1 Amended and Restated Articles of Incorporation of the Company, filed as Exhibit 3.1 to the Company's Form SB-2 Registration Statement (No. 33-78448-D) and incorporated herein by reference.

          4.2 Amendment and Waiver of the Terms of the Amended and Restated Articles of Incorporation of the Company filed as Exhibit 10.3 to
Schedule 13D for Star Point Enterprises, Inc. and Laurence H. Anton filed February 3, 1997 and incorporated herein by reference.

          4.3 Debt Conversion and Registration Rights Agreement dated as of December 31, 1996 among the Company, Star Point Enterprises, Inc., Laurence H. Anton, Shirley G. Anton and the individuals listed in Schedule A thereto filed as Exhibit 10.2 to Schedule 13D for Star Point
Enterprises, Inc. and Laurence H. Anton filed February 3, 1997 and incorporated herein by reference.

          4.4 Stock Option Agreement dated effective December 31, 1996 by and between the Company and Laurence H. Anton filed as Exhibit 10.5 to
Schedule 13D for Star Point Enterprises, Inc. and Laurence H. Anton filed February 3, 1997 and incorporated herein by reference.

          10.1 Consulting Agreement among dated January 24, 1997 by and between the Company and Laurence H. Anton filed as Exhibit 10.4 to
Schedule 13D for Star Point Enterprises, Inc. and Laurence H. Anton filed February 3, 1997 and incorporated herein by reference.

          10.2 Lease Agreement dated January 24, 1997, by and between Anton Family Realty, Ltd. and the Company for that certain property at 512
S. Jennings, Fort Worth, Texas.

          10.3 Lease Agreement dated January 24, 1997, by and between Shirley G. Anton and Laurence H. Anton and the Company for that certain property at 8314 White Settlement Road, Fort Worth, Texas.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 7, 1997             CARLYLE GOLF, INC.


                                   By:  /s/ Jerome M. Hause
                                        Jerome M. Hause, President

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                                EXHIBIT INDEX
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EXHIBIT                                 METHOD OF FILING
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

10.2      Lease Agreement dated
          January 24, 1997, by and
          between Anton Family Realty,
          Ltd. and the Registrant for
          that certain property at
          512 S. Jennings, Fort
          Worth, Texas.                 Filed herewith electronically

10.3      Lease Agreement dated
          January 24, 1997, by and
          between Shirley G. Anton
          and Laurence H. Anton and
          the Registrant for that
          certain property at 8314
          White Settlement Road,
          Fort Worth, Texas.            Filed herewith electronically

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